Exhibit 99.3

Execution Version

Wheels Up Unsecured $100 Million Term Loan Facility Commitment Letter
May 10, 2026

Wheels Up Experience Inc.
2135 American Way
Chamblee, GA 30341

Ladies and Gentlemen:

The undersigned (collectively, “we”, “our”, “us” or the “Lenders” and each, a “Lender”) refer to the $100 Million 3-Year Unsecured PIK Term Loan Facility (the “Term Facility”) for Wheels Up Experience Inc., a Delaware corporation (the “Borrower”), the material terms of which are outlined in the Summary of Principal Terms and Conditions attached hereto as Exhibit A (the “Term Sheet”). Terms not defined in this letter have the meanings assigned to them in the Term Sheet.

Each Lender is pleased to commit the respective amount set forth next to such Lender’s name on Schedule I of the Term Sheet, subject solely to the following conditions:

1.Each other Lender (or its affiliate) provides its ratable portion of the Term Facility in the amount set forth next to such Lender’s name on Schedule I of the Term Sheet;

2.Execution of Term Loan Documents on terms substantially consistent with Existing Credit Agreement and Documentation Principles, as modified by the Term Sheet; and

3.Those conditions listed in the Term Sheet under the heading “Conditions Precedent to Closing”.

Our decision to issue our commitment is based on our independent investigation of the financial condition, creditworthiness, affairs and status of the Borrower as we have deemed appropriate and not in reliance on the Borrower, the Guarantors or their respective affiliates or the other Lenders or their respective affiliates. The written information furnished by or on behalf of the Borrower or any Guarantor by the Borrower or its officers to the Lenders in connection with the negotiation of this commitment letter or the Term Sheet (as modified or supplemented by other written information so furnished), taken as a whole as of the date hereof does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made therein not misleading in light of the circumstances in which such information was provided and after giving effect to all updates and supplements thereto from time to time; provided that, with respect to projections, estimates or other forward looking information the Borrower and the Guarantors represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time (it being understood and agreed that such projections, estimates and other forward looking information are subject to significant uncertainties and contingencies, many of which are beyond the control of the Borrower, the Guarantors and their respective affiliates, and no assurance can be given that actual results will not be materially different than any particular projections, estimates and other forward looking information). Borrower shall pay the reasonable and documented out of pocket expenses of the Lenders, whether or not the Term Facility closes (including but not limited to fees of legal counsel to the Lenders).

Furthermore, we acknowledge that (i) the information provided to us relating to the Borrower and the Term Facility may include material non-public information concerning the Borrower or any other obligor in respect of the Term Facility, or the other debt or securities of any such person, (ii) we have developed compliance procedures regarding the use of material non-public information and (iii) we will handle any such material non-public information in

Wheels Up Experience Inc.
May 10, 2026

accordance with our confidentiality obligations to the Borrower and applicable law, including federal and state securities laws.

We acknowledge and agree that no secondary selling or secondary offers to purchase any of the commitments under the Term Facility will occur until the Closing Date of the Term Facility. Each Lender represents that its commitment represents a commitment from its institution only and does not in any way include a commitment or other arrangement from any other non-affiliated institution.

This letter shall be governed by the laws of New York.

This commitment letter and the contents hereof and thereof are confidential and, except for disclosure hereof or thereof on a confidential basis (1) in connection with the any party’s enforcement of its rights or remedies hereunder or (2) as otherwise required by law or regulation or as requested by a governmental authority, may not be disclosed by the Borrower, the Guarantors or their respective affiliates, in whole or in part, to any person or entity without our prior written consent; provided, however, it is understood and agreed that the Borrower, the Guarantors or their respective affiliates may disclose this commitment letter (including the Term Sheet) on a confidential basis (i) to the Borrower’s board of directors, (ii) to the advisors of the Borrower in connection with their consideration of the transactions contemplated by the Term Sheet, (iii) after the Borrower accepts this commitment letter, in filings with the U.S. Securities and Exchange Commission and other applicable regulatory authorities and stock exchanges, and (iv) to the extent that such information becomes publicly available other than by reason of improper disclosure by the Borrower, the Guarantors or their respective affiliates in violation of any confidentiality obligations hereunder; and provided further, however, it is understood and agreed that the Borrower, the Guarantors or their respective affiliates may disclose any such information (w) pursuant to the order of any court or administrative agency or in any pending legal or administrative proceeding, or otherwise as required by applicable law or compulsory legal process (in which case the Borrower agrees to inform the Lenders promptly thereof prior to such disclosure to the extent not prohibited by law, rule or regulation), (x) upon the request or demand of any regulatory authority having jurisdiction over the Borrower, the Guarantors or their respective affiliates, (y) solely in connection with the transactions contemplated by the Term Sheet to the Borrower, the Guarantors or their respective affiliates, and their respective employees, directors, officers, legal counsel, independent auditors and other experts, agents, service providers or representatives who need to know such information in connection with the transactions contemplated by the Term Sheet and are informed of the confidential nature of such information, or (z) with the Lenders’ consent.

This commitment letter and all commitments and undertakings of the Lenders hereunder will expire at 5:30 p.m. (New York City time) on May 11, 2026 unless the Borrower executes this commitment letter and returns it to us (the date of such delivery, the “Countersignature Date”) prior to that time (which may be by electronic mail transmission), whereupon this commitment letter (including the Term Sheet) (which may be signed in one or more counterparts) shall become a binding agreement. After the countersignature date, all commitments and undertakings of the Lenders under this commitment letter will expire 45 calendar days after the Countersignature Date unless the Closing Date occurs on or prior thereto. In connection with all aspects of the transactions contemplated by this commitment letter (including the Term Sheet), the Borrower acknowledges and agrees, and acknowledges its affiliates’ understanding, that the Lenders do not have any binding obligation to the Borrowers, the Guarantors or their respective affiliates with respect to the transactions contemplated by this commitment letter and the Term Sheet, except those obligations expressly set forth herein; provided, that nothing contained in this commitment letter obligates the Borrower, the Guarantors or their respective affiliates to consummate the transactions contemplated by the Term Sheet, enter into definitive documentation in connection therewith or to draw upon all or any portion of Term Facility.

(Signature Pages Follow; Remainder of Page Intentionally Left Blank)

Very truly yours,

Authorized Officer:     /s/ Kenneth W. Morge II
Name:    Kenneth W. Morge II
Title:    Senior Vice President – Finance & Treasurer
Lender:    DELTA AIR LINES, INC.

[Commitment Letter Signature Page]

Very truly yours,

Lender: CK Wheels LLC

Authorized Officer:     /s/ Laura L. Torrado
Name:    Laura L. Torrado
Title:    Authorized Signatory

Authorized Officer:     /s/ Thomas LaMacchia
Name:    Thomas LaMacchia
Title:    Authorized Signatory
[Commitment Letter Signature Page]

Very truly yours,

Authorized Officer:     /s/ Dallas S. Clement
Name:    Dallas S. Clement
Title:    President
Lender:    Cox Investment Holdings, LLC

[Commitment Letter Signature Page]

Acknowledged and Agreed as of the
date first written above:

WHEELS UP EXPERIENCE INC.

By:    /s/ John Verkamp
Name:    John Verkamp
Title:    Chief Financial Officer

[Commitment Letter Signature Page]

Exhibit A
Summary of Principal Terms and Conditions
[See attached]

Execution Version
WHEELS UP EXPERIENCE INC.
UP TO $100,000,000 UNSECURED TERM LOAN CREDIT FACILITY
SUMMARY OF TERMS AND CONDITIONS

May 10, 2026
This Term Sheet does not purport to summarize all of the terms, conditions, representations warranties and other provisions with respect to the transactions referred to herein.

Material Provision	Summary Description
Parties
Borrower:	Wheels Up Experience Inc., a Delaware corporation (the “Borrower” or the “Company”).
Guarantors:	Same as the Company’s Existing Credit Agreement (the Borrower and the Guarantors, the “Loan Parties”).
Security:	None.
Term Loan Facility:
An unsecured term loan credit facility (the “Term Loan Facility”) in an aggregate maximum original principal amount of not less than $100 million (the “Term Loan Commitments,” and the loans made thereunder, the “Term Loans”, and together with related obligations incurred under the Term Loan Facility, the “Obligations”).

Lenders:	Delta Air Lines, Inc. (“Delta”), CK Wheels LLC (“CK Wheels”) and Cox Investment Holdings, LLC (“Cox”, together with Delta and CK Wheels, the “Lenders”).
Lender Commitments:
The lenders shall fund the Term Loans on a ratable basis according to their commitments as listed on Schedule I hereof and no Lender’s aggregate Term Loans shall exceed their commitment amount, subject to any such Lender’s participation in the Incremental Facility.

Incremental Facility:
Up to $100 million in additional Term Loans or term loan commitments may be provided by new or existing lenders on terms to be set forth in the Term Loan Documents, subject to the Documentation Principles.

Administrative Agent:	U.S. Bank Trust Company, N.A. (the “Administrative Agent”).
Term Loan Facility
Term Loan Documents:
The Term Loan Documents will be based on the loan documents for the Company’s existing Credit Agreement, dated as of September 20, 2023 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”) (i) as modified by this Term Sheet, (ii) as necessary to reflect the unsecured nature of the Term Loan Facility and (iii) as otherwise reasonably agreed among the Lenders and the Borrower (including with respect to additional covenants) (clauses (i) through (iii), the “Documentation Principles”).

Purpose/Use of Proceeds:
The Borrower shall use the proceeds (“Term Loan Proceeds”) of the Term Loan Facility only to fund (i) certain working capital and general corporate purposes of the Loan Parties; (ii) the payment of fees and expenses payable in connection with the transactions contemplated hereby (the “Transactions”) to the Lenders and the Administrative Agent as provided under the Term Loan Documents; and (iii) other items agreed to by the parties in the Term Loan Documents.

Availability:	100% of the Term Loan Facility commitments will be drawn on the Closing Date (and the commitments will thereafter be terminated). Amounts borrowed under the Term Loan Facility that are repaid or prepaid may not be reborrowed.
Maturity Date:
The Term Loan Facility will mature (the “Maturity Date”) and will be immediately due and payable on the earliest to occur of any of the following: (a) the date that is 3 years after the Closing Date (“Scheduled Maturity Date”), (b) the date of acceleration of any outstanding borrowings under the Term Loan Facility pursuant to an event of default and (c) the date that is 91 days prior to the “Scheduled Maturity Date” under the Existing Credit Agreement (as amended from time to time).
Upon the Maturity Date, the Term Loan Facility and the Term Loan Commitments thereunder shall terminate and all outstanding Obligations shall become automatically due and payable.

Amortization:	None.
Interest Payments:
Interest shall be payable in kind. Subject to the applicable interest rate (as described in Annex I), any and all accrued and unpaid interest and principal shall be due and payable on the Maturity Date of the Term Loan Facility. Interest payments payable in kind will be capitalized and added to the principal amount of the Term Loans on a quarterly basis; provided that, following the redemption in full of the EETC or the maturity thereof, the Company may elect to make interest payments in cash.

Closing Date:
The date on which the conditions precedent set forth below under “Conditions Precedent to Closing” are satisfied (the “Closing Date”) (it being understood that the parties hereto expect the Closing Date to be within 45 days after the date hereof).

Conditions Precedent to Closing:
The obligation of the Lenders to provide the Term Loans under the Term Loan Facility shall be subject to satisfaction of the following (unless waived in writing by each Lender):
(a)the Administrative Agent and the Lenders shall have received executed copies of each of the Term Loan Documents;
(b)the Administrative Agent shall have received a borrowing notice three (3) business days prior to funding in form and substance acceptable to the Administrative Agent (unless waived by the Administrative Agent and the Lenders);
(c)accuracy of representations and warranties (including with respect to no contravention of the Loan Parties’ organizational documents and any material agreements); provided that any exceptions or limitations shall be reasonably agreed among the Lenders and Borrower;
(d)absence of any default or event of default;
(e)since the Company’s most recent audited financial statements, no event shall have occurred that results in or could reasonably be expected to result in a Material Adverse Change (to be defined in the Term Loan Documents);
(f)the Administrative Agent shall have received customary closing deliverables and officer’s certificates, including customary legal opinions;
(g)the Administrative Agent shall have received customary Uniform Commercial Code searches as requested by counsel to the Lenders;
(h)all customary documentation and other reasonable information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations;
(i)all transaction costs, expenses (including, without limitation, reasonable documented legal and financial advisor fees) due and payable and invoiced at least 2 business days prior to the Closing Date incurred by the Lenders in their capacity as such in connection with the preparation, negotiation and execution of the Term Loan Documents and all compensation owed to the Lenders under the terms of the Term Loan Documents, shall have been paid to the extent due; and
(j)the Existing Credit Agreement shall be amended to permit the incurrence and repayment of this Term Loan Facility.

Voluntary Prepayments:
Any optional prepayment of the Term Loan Facility (or mandatory prepayment thereof with the proceeds of the incurrence of any non-permitted debt or any mandatory assignment by a Lender in connection with a “repricing” event in respect thereof), will be subject to the “prepayment” premiums (expressed as a percentage of the outstanding principal amount of the Term Loans so prepaid or mandatorily assigned) set forth below opposite the relevant period from the Closing Date:
Year 1:    1%
Thereafter:    No premium
Provided that no such voluntary prepayment of the Term Loan Facility shall be permitted unless prior thereto the EETC shall have been paid in full (including any prepayment premium).

Mandatory Prepayments:	None.
Representations and Warranties:	Substantially consistent with the Existing Credit Agreement and subject to the Documentation Principles.
Financial Covenant:	None.
Affirmative Covenants:	Substantially consistent with the Existing Credit Agreement and subject to the Documentation Principles.
Negative Covenants:	Substantially consistent with the Existing Credit Agreement and subject to the Documentation Principles.
Events of Default:
Substantially consistent with the Existing Credit Agreement and subject to the Documentation Principles, provided that any event of default under the Existing Credit Agreement will trigger an event of default under this Term Loan Facility.

Assignments and Participations:	Substantially consistent with the Existing Credit Agreement and subject to the Documentation Principles.
Majority Lenders:
“Majority Lenders” shall mean each of Delta, Cox and CK Wheels so long as such Lenders hold the Term Loans and/or commitments, as applicable, in the same proportion as on the Closing Date and otherwise the lenders holding a majority of the Term Loans and/or commitments, as applicable.

Amendments:	Substantially consistent with the Existing Credit Agreement and subject to the Documentation Principles.
Taxes:	Substantially consistent with the Existing Credit Agreement and subject to the Documentation Principles.
Indemnity; Expenses:	Substantially consistent with the Existing Credit Agreement and subject to the Documentation Principles.
Waiver of Claims	The Term Loan Documentation will include a customary waiver of claims by the Loan Parties in favor of the Lenders.
Governing Law and Jurisdiction:	State of New York.

Annex I

Interest Rate:
Interest shall accrue on a daily basis at a rate of 12% per annum (calculated on the basis of a 360 day year for the actual number of days elapsed and compounded quarterly).
This term shall not require the payment or permit the collection of interest in excess of the maximum interest permitted by applicable law.

Default Interest Rate:
Automatically after the occurrence of any Event of Default, the applicable interest rate (“Default Interest Rate”) shall be the existing interest rate plus 2%, which shall accrue on all outstanding principal and other Obligations and which shall be due immediately and payable on demand; provided, however, that the Default Interest Rate shall not exceed the maximum interest rate permitted by applicable law.

Schedule I – Lender Commitments